EXHIBIT 23.1


                             Consent of Arthur Andersen & Co.










                         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



               As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Southern National Corporation's previously filed Registration Statement File No.33-52367.





                                                      ARTHUR ANDERSEN & CO.



               Charlotte, North Carolina,
                  March 28, 1994